EXHIBIT 10.1

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PIGGY-BACK REGISTRATION RIGHTS AGREEMENT

        This Piggy-Back Registration Rights Agreement (this “Agreement”), dated as of April 17, 2008, is by and among HealthTronics, Inc., a Georgia corporation (the “Company”), and Robert A. Yonke, Christopher J. Ringel and Kevin Bentley (collectively, the “Holders”).

RECITALS

        On the date hereof, the Company has issued to the Holders shares of common stock, no par value (“Common Stock”), of the Company pursuant to the terms of that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company, Litho Management, Inc., a Texas corporation, Advanced Medical Partners, Inc., a Delaware corporation, the Holders, Kenneth Perego II, M.D., Monica Goss, Osiris Villanueva, and William Payne (the “PurchaseAgreement”).

        The parties to this Agreement deem it in their best interests to set forth certain rights of the Holders.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

1.        Registration Rights.

        1.1        Definitions. Terms defined in the Purchase Agreement and not otherwise defined in this Agreement are used in this Agreement with the same meaning as defined in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

        “Holder” is defined in the Preamble and includes any assignee of record of any Registrable Securities to whom the rights under this Agreement have been duly assigned in accordance with this Agreement.

        “Registrable Securities” means (a) all the shares of Common Stock issued on the date hereof pursuant to the terms of the Purchase Agreement and (b) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (a) above; excluding, in all cases, (i) any securities sold by a person or entity in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement, (ii) any securities sold in a registered public offering under the Securities Act or sold pursuant to Rule 144 or other exemption promulgated under the Securities Act, (iii) any securities that the Company has offered to include in a registration statement filed by the Company and the Holder of such securities has declined such offer, or (iv) any securities eligible to be sold under Rule 144 of the Securities Act.

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        The terms “Register,” “Registration,” and “Registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

        “Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel to the Holders.

        “SEC” means the Securities and Exchange Commission.

        “Securities Act” means the Securities Act of 1933, as amended.

        1.2        Piggyback Registrations. If the Company files a registration statement at any time within 180 days after the date hereof to register any of its securities under the Securities Act (other than a registration statement on Form S-4 or S-8 or a registration solely in connection with an employee benefit or stock ownership plan or a business combination) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a “Piggyback Notice”). Subject to Sections 1.2(a) and 1.2(b) below, the Company shall include in such registration all shares of Registrable Securities that Holders request the Company to include in such registration by written notice given to the Company within ten (10) days after the date the Piggyback Notice was given.

(a) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company that in their opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included by each such Holder, and (iii) third, other securities requested to be included in such registration.

(b) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company’s securities and the managing underwriters advise the Company that in their opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder, and (iii) third, other securities requested to be included in such registration.

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        1.3        Registration Procedures. Whenever required to effect the registration of any Registrable Securities, the Company shall:

(a) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement to any such prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(b) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances then existing.

        1.4        Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to Section 1.2 of this Agreement shall be borne by the Company. All underwriting discounts, selling commissions, and stock transfer taxes relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities (including fees and disbursements of counsel to the Holders).

        1.5        Indemnification. If any Registrable Securities are included in a registration statement under Section 1.2:

(a) By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for a Holder, and each person, if any, who controls a Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect of such losses, claims, damages, or liabilities) arise out of or are based upon any of the following statements, omissions, or violations (collectively, “Violations” and, individually, a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements to such registration statement; or

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(ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading;

provided that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Company, each of its directors and officers, each person or entity, if any, who controls the Company within the meaning of the Securities Act, any underwriter, and any other Holder selling securities under such registration statement and any person or entity who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter, or other such Holder, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect to such losses, claims, damages, or liabilities) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such selling Holder expressly for use in connection with such registration; provided that the indemnity agreement contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of such selling Holder, which consent shall not be unreasonably withheld, nor shall the total amounts payable in indemnity by a Holder under this Section 1.5(b) in respect of any Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 1.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect of such action is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties (including the indemnified party); provided that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the indemnifying party’s ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.5 to the extent of any injury caused thereby, but the omission so to deliver written notice to the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.5.

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(d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person or entity if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person or entity asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

(e) Contribution. If for any reason the indemnity provided for in this Section 1.5 is unavailable to an indemnified party, then the indemnifying party will contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above will be deemed to include, subject to Section 1.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(f) Survival. The obligations of the Company and the Holders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement and shall survive the termination of this Agreement.

2.        Assignment and Amendment.

        2.1        Assignment of Registration Rights. Notwithstanding anything in this Agreement to the contrary, the registration rights of a Holder under Section 1 of this Agreement shall not be assigned without the prior written consent of the Company.

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        2.2        Amendment of Rights. Any provision of this Agreement may be amended and the observance of such provision may be waived only with the prior written consent of the Company and the Holders (and/or any of their permitted successors or assigns) holding a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

3.        General Provisions.

        3.1        Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement.

        3.2        Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

        3.3        Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Texas, excluding principles of conflicts of laws.

        3.4        Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

        3.5        Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

        3.6        Costs and Attorneys’ Fees. If any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, the prevailing party shall recover all of such party’s costs and reasonable attorneys’ fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from any such action, suit, or other proceeding.

        3.7        Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

        3.8        Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

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        3.9        Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Holder upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in any such breach or default, or of or in any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default. Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

        3.10        Participation in Underwritten Registrations. The Holders may not participate in any underwritten registration unless such Holders (a) agree to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Holders, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        3.11         Notices. All notices hereunder shall be in accordance with Section 9.1 of the Purchase Agreement.

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SIGNATURE PAGE TO
PIGGY-BACK REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

HEALTHTRONICS, INC.

By:	/s/ Ross A. Goolsby

Ross A. Goolsby Senior Vice President and Chief Financial Officer

/s/ Robert A. Yonke

Robert A. Yonke

/s/ Christopher J. Ringel

Christopher J. Ringel

/s/ Kevin Bentley

Kevin Bentley